[CONFORMED COPY]



             AMENDMENT NO. 1 TO CREDIT AGREEMENT


          AMENDMENT NO. 1 dated as of October 26, 1994 among ORBITAL SCIENCES CORPORATION, ORBITAL IMAGING CORPORATION and FAIRCHILD SPACE AND DEFENSE CORPORATION (collectively, the "Borrowers"), the BANKS listed on the signature pages hereof, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent"), and J.P. MORGAN DELAWARE, as Collateral Agent.


                    W I T N E S S E T H :


          WHEREAS, the parties hereto have heretofore entered into an Amended and Restated Credit and Reimbursement Agreement dated as of September 27, 1994 (the
"Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Definitions; References.  Unless
otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2.  Definition of Borrowing Base. The
definition of "Borrowing Base" contained in Section 1.01 of
the Agreement is amended by:

          (a) changing the phrase "one month" in clause (B) to "two months";

          (b) deleting clause (C)(1) in its entirety and renumbering clauses (C)(2) and (C)(3) as (C)(1) and (C)(2), respectively; and


          (c) deleting clause (D)(1) in its entirety and renumbering clauses (D)(2) and (D)(3) as (D)(1) and (D)(2), respectively.

          SECTION 3.  Amendment of Guaranty.  Section 9.06
of the Agreement is amended to read in its entirety as follows:

          "SECTION 9.06. Subrogation. Upon making any payment with respect to any Borrower hereunder, the Guarantor making such payment shall be subrogated to the rights of the payee against the Borrower with respect to such payment; provided that such Guarantor shall not enforce or accept any payment by way of subrogation until all amounts of principal of and interest on the Notes and all other amounts payable by all Borrowers under the Financing Documents have been paid in full.".

          SECTION 4.  Governing Law.  This Amendment shall
be governed by and construed in accordance with the laws of the State of New York.

          SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of October 26, 1994 when the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrowers and all the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                         ORBITAL SCIENCES CORPORATION



                         By /s/ Carlton B. Crenshaw
                            Title: Sr. V.P./Finance &
                                   Administration and
                                   Treasurer


                         ORBITAL IMAGING CORPORATION



                         By /s/ Carlton B. Crenshaw
                            Title: Chief Financial Officer
                                     and Treasurer


                         FAIRCHILD SPACE AND DEFENSE
                           CORPORATION



                         By /s/ Carlton B. Crenshaw
                            Title: Treasurer


                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK



                         By /s/ Kevin J. O'Brien
                            Title: Vice President


                         THE BANK OF NOVA SCOTIA



                         By /s/ James R. Trimble
                            Title: Sr. Relationship Manager


                         SIGNET BANK/VIRGINIA



                         By /s/ Ronald K. Hobson
                            Title: Vice President


                         NATIONSBANK, N.A.



                         By /s/ Douglas T. Brown
                            Title: Vice President


                         THE BANK OF TOKYO TRUST COMPANY



                         By /s/ J. Andrew Don
                            Title: Vice President


                         THE DAIWA BANK, LIMITED



                         By /s/ Keith W. Rauschenberger
                            Title: Vice President



                         By /s/ Louanne Baily
                            Title: Vice President and
                                   Manager